Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
Income Taxes

14. Income Taxes:

Ocean Rig UDW is subject to Cayman Islands tax which is zero and operates through its various subsidiaries in a number of countries throughout the world. Therefore the Company may pay tax within some jurisdictions even though it might have losses in others. Income taxes have been provided based upon the laws and rates in effect in the countries in which our operations are conducted or in which our subsidiaries are considered residents for income tax purposes. The Company’s income tax expense or benefit arises from our mix of pre-tax earnings or losses, respectively, in the international tax jurisdictions in which we operate. Since the countries in which operates in have different statutory tax rates and tax regimes with respect to one another there is no expected relationship between the provision for income taxes and income or loss before income taxes. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction.

The components of the Company's income/ (losses) before taxes, after adjusting for impairment losses and gains from repurchases of senior notes, are as follows:

	Year ended December 31
	2015	2016	2017
Domestic income/ (loss) (Marshall Islands/ Cayman Islands)	$219,900	$126,244	$-
Foreign income	185,742	93,633	-
Domestic (loss)/ income (Cayman Islands)	-	(97,939)	(276,471)
Foreign income	-	394,196	558,005
Total income before taxes, excluding impairment loss, gain from repurchases of senior notes, reorganization gain, net and loss from issuance of shares upon restructuring	$405,642	$516,134	$281,534

The components of the Company's tax expense were as follows:

	Year Ended December 31,
	2015	2016	2017
Current Tax expense	$99,816	$106,315	$63,495
Deferred Tax expense	-	-	-
Income taxes	$99,816	$106,315	$63,495

Effective tax rate on income / (loss) excluding impairment loss and gain from repurchase of the senior secured notes	24.6%	20.6%	22.6%

In 2017, approximately 92% of the current tax expense related to taxes Angola, Brazil and Congo, in 2016, approximately 93% of the current tax expense related to taxes in Angola, Brazil, Norway, Congo and Senegal and in 2015, approximately 90% of the current tax expense related to taxes in Angola, Brazil, Norway and Congo.

Taxes have not been reflected in other comprehensive income/ (loss) since the valuation allowances would not result in the  recognition of deferred tax.

A reconciliation between the statutory tax rate to the effective tax rate is as follows:

	Year Ended December 31,
Reconciliation of total tax expense:	2015	2016	2017
Income tax	94,331	106,315	63,495
Taxes on litigation matters subject to statutory rates, including interest and penalties	5,485	-	-
Total	$99,816	$106,315	$63,495

Ocean Rig has elected to use the statutory tax rate for each year based upon the location where the largest parts of its operations were domiciled. During 2015, 2016 and 2017, most of its activities were in the Republic of the Marshall Islands, and Cayman Island (from April 2016) with a tax rate of zero. On April 14, 2016, the corporate domicile of the Company moved from Republic of the Marshall Islands to the Cayman Islands.

Ocean Rig is subject to changes in tax laws, treaties, regulations and interpretations in and between the countries in which its subsidiaries operate. A material change in these tax laws, treaties, regulations and interpretations could result in a higher or lower effective tax rate on worldwide earnings.

As of December 31, 2016 and 2017, the current liability for corporate income tax amounts to $8,991 and $10,994, respectively and is included in “Accounts payable and other current liabilities” in the accompanying consolidated balance sheets.

Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities using the applicable jurisdictional tax rates in effect the year the asset is realized or the liability is settled. The Company has not recognized any deferred tax liability, while the significant components of deferred tax assets are as follow:

	Year ended December 31,
	2016	2017
Deferred tax assets
Losses carried forward	10,110	12,176
Total deferred tax assets	$10,110	$12,176

Less: valuation allowance	(10,110)	(12,176)
Total deferred tax assets, net	$-	$-

A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company provides a valuation allowance to offset deferred tax assets for carry forward of operating losses incurred during the year in certain jurisdictions and for other deferred tax assets where, in the Company's opinion, it is more likely than not that the financial statement benefit of these losses will not be realized. The Company provides a valuation allowance for foreign tax loss carry forward to reflect the possible expiration of these benefits prior to their utilization. As of December 31, 2017, the valuation allowance for deferred tax assets amounted to $12,176.

The earnings of certain of our subsidiaries are considered to be indefinitely reinvested. Should the Company make a distribution from these subsidiaries in the form of dividends or otherwise, the Company would be subject to additional income taxes. The unrecognized deferred tax liabilities related to these undistributed earnings was not practicable to be estimated as of December 31, 2017. Accordingly, the Company has not provided for taxes on these unremitted earnings.

The Company is subject to taxation in various jurisdiction in which it conducts business. Tax years as early as 2010 remain subject to examination. As of December 31, 2017, the Company has various ongoing tax audits.